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                                                                      Exhibit 23




                        CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (File Nos. 333-22017, 33-21374, 33-37791, 33-81780,
33-81782 and 333-57404) of Cambrex Corporation of our report dated June 22, 2001 relating to the financial statements and supplemental schedule of Cambrex Corporation Savings Plan, which appears in this Form 11-K.


/s/ PRICEWATERHOUSECOOPERS LLP
Florham Park, New Jersey
June 28, 2001